[ADDENDA NO 1]

Adresse des lieux loues
750, boulevard du Parc Technologique
Québec (Québec) G1P 4S3

ENTRE :    1405 PTQM S.E.C., société dument constituée, ayant son siège au 1135 Grande Allee Ouest, bureau 210, Québec (Québec) G1S 1E7, représentée aux présentes par monsieur Marc Simard, représentant dument autorise tel qu'il le déclare;
(ci-après le « Bailleur »);

ET :    OPSENS INC., une société constituée en vertu des lois du Canada, ayant une place d'affaire au 750, boulevard du Parc Technologique, dans la ville de Québec, province de Québec, agissant aux présentes par l'entremise de monsieur Louis Laflamme, Président, dument autorise tel qu'il le déclare;

(ci-après le « Locataire »)

ATTENDU QUE par convention de bail intervenue le 15 avril 2015 ci-après appelée le « Bail
»), le Locataire loue au Bailleur l'Immeuble sis au 750 Boul. du Parc Technologique les « Lieux Loues Initiaux »), ayant une superficie totale de VINGT-NEUF MILLES HUIT-CENT-CINQ (29 805 pi. ca.) (la « Superficie Locative des Lieux Loues Initiaux »), pour une durée de dix
(10) ans commençant le 1er octobre 2015 et se terminant le 30 septembre 2025 (la « Durée du Bail »), le tout tel que plus amplement décrit au Bail;

ATTENDU QUE conformément à la clause 32 du Bail, le Locataire confirme l'exercice de l'option en donnant un préavis de 15 mois (avis d'expansion). Les plans préliminaires sont annexes au présent bail (Annexe B). Le calcul du loyer de base sera défini ultérieurement selon les spécifications stipulées à l’article 32.

ATTENDU QUE le Locataire désire renouveler le Bail pour une durée de 10 ans, ce que le Locateur accepte.

PAR CONSÉQUENT, le Bailleur et le Locataire conviennent mutuellement que les dispositions du Bail continuent de s'appliquer selon les mêmes modalités, a l’exception de ce qui suit :

Le préambule fait partie intégrante des présentes. Tout mot ou terme en majuscule non autrement défini aux présentes aura le sens qui lui est donné dans le Bail.

1.LIEUX LOUES INITIAUX

1.1Les Lieux Loues sont la totalité de l'Édifice situe au 750 boulevard du Parc-Technologique Québec (Qc) G1P 4S3 (l « Édifice » ) et auront une superficie locative de VINGT-NEUF MILLES HUIT-CENT-CINQ (29 805) pieds carres ci-après appelée « Superficie Locative initiale » ) et identifie a l’annexe « A », (les « Lieux Loues initiaux »).

2.DESCRIPTION ET LOCATION DES LIEUX LOUES ADDITIONNELS

2.1Suivant l’exercice de l’Option d’expansion par le Locataire, en plus Des Lieux Loues Initiaux, le Bailleur loue au Locataire, un local additionnel a être construit (les « Lieux Loues Additionnels »), mesurant approximativement TROIS-MILLE-HUIT-CENTS pieds carres ( 3 800 pi. ca.) ci-après appelée « Superficie Locative additionnelle » et identifie a l’annexe « A ».
2.2Avant le Début de la Durée (tel que défini ci-après) et suivant l'achèvement de l'agrandissement, un mesurage final des Lieux Loues additionnels sera fait aux frais du Bailleur, par un architecte ou un arpenteur-géomètre choisi par le Bailleur, lequel certifiera que le mesurage aura été fait conformément aux Normes de Mesurage Par la suite, pendant la Durée de Location et ses renouvellements la Superficie locative ne pourra être remesurée ou réévaluée a la hausse.

Pour fin de clarification les Lieux Loues Initiaux ainsi que les Lieux Loues Additionnels sont appelée communément les « Nouveaux Lieux Loues »

Pour fin de clarification la Superficie Locative initiale ainsi que la Superficie Locative additionnelle sont appelés communément la « Superficie Locative louée »

3.EXERCICE DE L'OPTION D'EXPANSION
3.1Conformément à la clause 32 du Bail, le Locataire confirme l'exercice de l’option en donnant un préavis de 15 mois (avis d’expansion). Les plans préliminaires sont annexes au présent bail (Annexe B). Le calcul du loyer de base sera défini ultérieurement selon les spécifications stipulées a l’article 32 du Bail.

4.DURÉE DE LOCATION
4.1Pour les Nouveaux Lieux Loues, la durée de location sera de DIX années (10) (ci-après désignée la « Durée de Location des Nouveaux Lieux Lou es ») et débutera le 1er janvier 2024 ( ci-après

désigné le« Début de la Durée ») pour se terminer le 31 décembre 2033 (ci-après désigné I'« Expiration de la Durée»).

5.LOYER DE BASE
5.1Pour les Lieux Loues Initiaux, le Locataire s'engage à payer au Bailleur, à titre de Loyer de Base, pour la première année de la Durée de Location la somme annuelle de ONZE DOLLARS ET QUATORZE CENTS (11,14 $) par pied carre pour la Superficie Locative louée pendant toute la durée du bail. (ci-après désigne le « Loyer de Base initial»). Pour chacune des années subséquentes, et ce, jusqu’a l'Expiration de la Durée, le Loyer de Base initial pour les Lieux Loues Initiaux sera augmenté annuellement à la date d'anniversaire du Bail au taux de 2.5%.

5.2Pour les Lieux Loues Additionnel, le Locataire s'engage à payer au Bailleur, à titre de Loyer de Base, pour la première année de la Durée de Location la somme annuelle qui sera déterminée en tenant compte du cout total du projet (le «Cout total du projet") pour les Lieux Loues Additionnel et l'agrandissement du stationnement, y compris tous les« hard cost », les couts d'améliorations locatives du Locataire (« Améliorations locatives du Locataire») et les couts accessoires lies a la construction des Lieux Loues Additionnel (soft cost), à l'exclusion du Terrain, a un taux d'intérêt de quatre cents (400) points de base au-dessus du taux directeur de la Banque du Canada (cent (100) points). Pour chacune des années subséquentes, et ce, jusqu'a l'Expiration de la Durée, le Loyer de Base pour les Lieux Loues Additionnel (ci-après désigne le« Loyer de Base additionnel ») sera augmenté annuellement à la date d'anniversaire du Bail au taux de 2.5%.

Pour fin d'exemple le Loyer de Base additionnel annuel pour Lieux Loues Additionnel pour la première année du terme des Lieux Loues Additionnel, serait calculé sur la base de la formule suivante:

•Exemple du cout total du projet : 1 150 000 $
•Taux d'intérêt annuel : 5%

oLoyer de Base additionnel annuel : = (1 150 000$ x 5% : 57 500$/année)

oLoyer de Base additionnel /année/pi2 : 57 500$/3800 pi2 : 15,13 $/pi2/année
5.3Pour les Nouveaux Lieux Loues, le Locataire s'engage à payer au Bailleur, à titre de Loyer de Base supplémentaire, pour la durée de location la somme annuelle de QUATRE DOLLARS ET SOIXANTE QUINZE CENTS (4.75 $) par pied carre pour la Superficie Locative louée pendant toute la durée du bail. (ci-après désigne le« Loyer de Base supplémentaire»).

5.4Le Loyer de Base initial, le Loyer de Base additionnel ainsi que le Loyer de Base supplémentaire seront payes à l'avance, le premier jour de chaque mois, jusqu'a l'Expiration de la Durée, en versements mensuels, égaux et consécutifs. Dans l'éventualité ou le premier ou le dernier jour de la Durée de Location ne serait pas le premier ou le dernier jour d'un mois civil, ou que le Loyer de Base ne serait pas payable le premier jour du mois alors, le Locataire paiera pour cette partie du mois le Loyer de Base sur une base« per diem».

6.PAIEMENT INCITATIF

6.1Afin d'inciter le Locataire à louer les Nouveaux Lieux Loues, le Bailleur consent à payer au Locataire la somme de TRENTE CINQ DOLLARS (35.00 $) par pied carre de Superficie Locative louée.Telle somme sera payable par le Bailleur et exigible de celui-ci lors de la signature inconditionnelle des présentes. Toute somme attribuable à la taxe sur les produits et services et toute autre taxe semblable devra être ajoutée au paiement incitatif et payée par le Bailleur.

6.2Il est entendu entre les parties que le Locataire devra rembourser le montant ainsi finance par le Bailleur, majore par un taux d'intérêt de six pour cent et soixante-quinze centième (6,75%), à titre de loyer de base supplémentaire (tel que défini a l'article 5.3 des présentes) par versement mensuel et égaux effectue le premier ( 1er) jour de chaque mois et de la même manière que les loyers de base.

7.ACCEPTATION DES LIEUX LOUES

7.1Le Locataire bénéficiera d'une période de SIX (6) mois, à compter du Début de la Durée, pour aviser le Bailleur de tout vice apparent a tout système de base de l'Édifice situe dans les Nouveaux Lieux Loues, afin que le Bailleur puisse, a ses frais, remédier audit vice.

7.2Lorsque le vice ou défaut affectera un système ou tout item saisonnier incluant, sans restreindre la portée de ce qui précède, les systèmes de chauffage et de climatisation, alors la période de SIX
(6) mois commencera a courir dès la mise en fonction dudit item ou système et non à compter du Début de la Durée.

7.3L'omission ou le défaut d'aviser le Bailleur de tout défaut ou vice, tel que mentionné ci-dessus, ou d'informer le Bailleur de tout problème affectant la structure des Lieux Loues et qui n'a pu être raisonnablement décelé lors d'un examen du Locataire dans le délai ci-dessus mentionne, ne sera pas interprète et ne constituera pas une renonciation aux droits et recours du Locataire pour tout défaut ou vice.

7.4Le Bailleur reconnait qu'à ce titre le Locataire doit être considère comme un profane.

8.DROIT DE RÉSILIATION

8.1Le Locataire pourra librement lever une option de résiliation anticipée a la CINOUIÈME (5e) année qui suit le Début de la Durée, sur préavis et moyennant le paiement des pénalités suivantes:

▪Préavis écrit : 12 (douze) mois

▪Pénalité en cas de résiliation anticipée: En plus de payer une pénalité de 6 mois de loyer Brut (Loyers de Base et Loyers Additionnels, tel qu'établis en date de l'avis de résiliation), le Locataire paiera la somme équivalente à la partie du capital non amorti des améliorations locatives (amorti sur la Durée de Location au taux de six pour cent et soixante-quinze centième (6,75%)
( « Pénalité »).

8.2Le paiement de la pénalité décrite aux présentes sera final et libèrera le Locataire, ses cessionnaires, sous-locataires, filiales, compagnie mère et autres personnes liées au Locataire de quelque façon, le Courtier et autres représentants du Locataire de toute obligation, de quelque nature, aux termes du Bail.

9.DEMANDE DE PERMIS

9.1Le Bailleur obtiendra dans les QUATRE-VINGT-DIX (90) jours suivants la signature de l'Addenda 1, les permis de construction nécessaires relativement aux travaux d'agrandissement de l'immeuble et de ceux du stationnement ci-après appelés conjointement les « Permis ». Pour fin d'exemple, les travaux d'agrandissement de l'immeuble et du stationnement sont illustres à l'Annexe C des présentes. Ces demandes de Permis devront être approuvées par écrit par le Locataire agissant raisonnablement.

10.ACCEPTATION CONDITIONNELLE
Il est entendu que l'Addenda no 1 est conditionnel a l'obtention des Permis relatifs aux travaux d'agrandissement de l'immeuble et du stationnement. Si le Bailleur n'obtient pas les Permis alors l'Addenda no 1 sera nul et de nul effet.

Toutes les autres clauses du Bail seront les mêmes. En cas de contradiction entre les clauses du Bail et celles du présent Addenda no 1, les clauses de I‘Addenda no 1 auront préséance.

SIGNÉE À QUÉBEC, PROVINCE DE QUÉBEC, 12/05/2022.
OPSENS INC.
(Locataire)

____________________________            _/s/ Louis Laflamme____________
Témoin                            Louis Laflamme

NOUS ACCEPTONS LES TERMES ET CONDITIONS DE CETTE OFFRE DE LOCATION,     SIGNÉE À QUÉBEC, PROVINCE DE QUÉBEC, 12/05/2022.

1405 PTQM s.e.c.
(Bailleur)

_/s/ Jean-Michel Simard________            _/s/ Marc Simard________________
Témoin                            Marc Simard